INVENTORIES	12 Months Ended
Dec. 31, 2025
Classes of Current Inventories [Abstract]
INVENTORIES [Text Block]

7.  INVENTORIES

	December 31,	December 31,
	2025	2024

Warehouse inventory	$31.0	$19.7
Stockpile inventory	14.1	7.3
Finished goods inventory	14.9	7.2
Work in process inventory	2.3	1.8
	$62.3	$36.0

During the pre-commercial production period, Terronera produced stockpile and finished goods inventory at costs exceeding net realizable value. As a result, the Company recorded an inventory impairment of $1.2, before reaching commercial production. The affected inventory was subsequently sold or consumed during the period and as of December 31, 2025, ending inventory balances are carried at cost as their net realizable value exceeds the carrying amount.